UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 27, 2011

CELSION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices) (Zip Code)

(609) 896-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2011, the board of directors (the “Board”) of Celsion Corporation (the “Company”) approved and adopted, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws added certain advance notice requirements for stockholders to propose director nominations or other business to be brought before an annual or special meeting of stockholders, which requirements include, among other things, the following:

• advance notice from a stockholder to properly bring business before an annual meeting shall be delivered to, mailed and received by, the secretary of the Company at the principal executive offices, not later than the close of business on the ninetieth (90th) calendar day, nor earlier than the close of business on the one hundred twentieth (120th) calendar day in advance of the date of the annual meeting;

• any stockholder that proposes director nominations or other business must be a stockholder of record at the time the advance notice is delivered by such stockholder to the Company and be entitled to vote at the meeting;

• no public announcement by the Company of an adjustment or postponement of an annual meeting shall commence or extend a new time period for the giving of the advance notice by any stockholder;

• in addition to the information specified in the Company’s preceding Bylaws, a stockholder’s advance notice with respect to any proposed business (other than nominations) shall set forth (i) the text of the proposal (including the text of any resolutions or amendments to the Amended and Restated Bylaws proposed for consideration), (ii) any material interest in such business of such stockholder and the beneficial owners, if any, on whose behalf the proposal is made, (iii) a description of any agreement, arrangement or understanding with respect to the proposal between or among the stockholder and any beneficial owner, their affiliates and any others acting in concert, (iv) a description of any agreement, arrangement or understanding (including, among other things, derivative or short positions, profit interests, hedging transactions and borrowed or loaned shares) that has been entered into by, or on behalf of, the stockholder and any beneficial owner, (v) a representation that the stockholder is a stockholder of record entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business, and (vi) a representation whether the stockholder or any beneficial owner intends or is part of a group which intends to deliver a proxy statement or form of proxy to stockholders required to approve or adopt the proposal or otherwise to solicit proxies or votes from stockholders in support of such proposal;

• a proposed director nominee may be required to furnish other information as the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company in addition to the information explicitly required in the Amended and Restated Bylaws;

• the stockholder proposing director nominations or other business shall update and supplement the advance notice so that the information provided shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting;

• the chairman of the meeting shall have the power and duty to (i) determine whether any director nomination or other business was made or proposed in accordance with the procedures set forth in the Amended and Restated Bylaws, and (ii) declare that any director nomination or other business shall not be made or transacted at the meeting if it was not made or proposed in accordance with such procedures; and

• unless otherwise required by law, any director nomination or other business shall not be made or transacted if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the director nominee or other proposed business.

Other revisions set forth in the Amended and Restated Bylaws include that (i) the Board can fix separate record dates for determining stockholders entitled to receive notice of a stockholder meeting and for determining stockholders entitled to vote at the meeting; (ii) the Company may hold a stockholder meeting by means of remote communications; (iii) any stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary of the Company, request the Board to fix a record date and the Board shall adopt a resolution fixing the record date in all events within ten (10) calendar days after a request is received; (iv) a written consent of stockholders shall not be effective unless a written consent signed by a sufficient number of stockholders to take such action is received by the Company within sixty (60) calendar days of the earliest dated written consent received; (v) the authorized size of the Board shall not be set forth in the Amended and Restated Bylaws as required in the Company’s previous Bylaws but shall be determined by the Board by board resolution from time to time; (vi) the Board has the exclusive power to fill any vacancies and newly created directorships resulting from any increase in the authorized number of directors and the stockholders shall not, as they did in the preceding Bylaws, have the power to fill such vacancies; and (vii) the Amended and Restated Bylaws may be amended by either the Board or the affirmative vote of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the outstanding shares of the Company, which percentage is an increase from the simple majority required by the preceding Bylaws.

The foregoing summary of the revisions set forth in the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.  A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Celsion Corporation to Raise $15 Million in Private Placement,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Celsion Corporation, dated November 27, 2011.
99.1	Press Release, dated December 1, 2011, entitled “Celsion Corporation to Raise $15 Million in Private Placement.”

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: December 1, 2011	By:	/s/ Gregory Weaver
Gregory Weaver
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Celsion Corporation, dated November 27, 2011.
99.1	Press Release, dated December 1, 2011, entitled “Celsion Corporation to Raise $15 Million in Private Placement.”